John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 7/31/2022

Fund’s investments
As of 7-31-22 (unaudited)
	Shares	Value
Common stocks 98.9%		$2,399,668,374
(Cost $1,780,535,206)
Communication services 9.2%		223,723,299
Entertainment 2.3%
Netflix, Inc. (A)	245,315	55,171,344
Interactive media and services 6.9%
Alphabet, Inc., Class C (A)	866,500	101,068,560
Match Group, Inc. (A)	920,521	67,483,395
Consumer discretionary 11.9%		288,272,729
Hotels, restaurants and leisure 5.4%
Starbucks Corp.	551,046	46,717,680
Yum! Brands, Inc.	694,154	85,061,631
Internet and direct marketing retail 6.5%
Amazon.com, Inc. (A)	1,159,640	156,493,418
Financials 10.4%		252,429,889
Capital markets 8.1%
MSCI, Inc.	219,463	105,636,320
S&P Global, Inc.	241,610	91,070,057
Consumer finance 2.3%
American Express Company	361,794	55,723,512
Health care 24.6%		596,382,390
Biotechnology 2.9%
Regeneron Pharmaceuticals, Inc. (A)	121,069	70,424,627
Health care equipment and supplies 5.4%
Abbott Laboratories	530,461	57,735,375
Intuitive Surgical, Inc. (A)	321,799	74,068,476
Health care providers and services 5.0%
UnitedHealth Group, Inc.	222,505	120,673,362
Life sciences tools and services 11.3%
Danaher Corp.	366,805	106,912,653
IQVIA Holdings, Inc. (A)	315,316	75,760,975
Thermo Fisher Scientific, Inc.	151,747	90,806,922
Information technology 30.4%		736,949,877
IT services 7.6%
FleetCor Technologies, Inc. (A)	294,677	64,855,461
Visa, Inc., Class A	566,266	120,110,681
Software 22.8%
Adobe, Inc. (A)	114,414	46,923,470
Autodesk, Inc. (A)	432,567	93,572,893
Intuit, Inc.	232,504	106,061,350
Microsoft Corp.	482,395	135,427,572
salesforce.com, Inc. (A)	507,985	93,479,400
Workday, Inc., Class A (A)	493,353	76,519,050
Materials 9.4%		228,254,650
Chemicals 6.0%
Ecolab, Inc.	503,517	83,165,903
The Sherwin-Williams Company	258,123	62,450,279
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Materials (continued)
Containers and packaging 3.4%
Ball Corp.	1,125,558	$82,638,468
Real estate 3.0%		73,655,540
Equity real estate investment trusts 3.0%
Equinix, Inc.	104,663	73,655,540

	Yield (%)	Shares	Value
Short-term investments 1.1%			$28,220,385
(Cost $28,220,385)
Short-term funds 1.1%			28,220,385
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.8782(B)	28,220,385	28,220,385

Total investments (Cost $1,808,755,591) 100.0%	$2,427,888,759
Other assets and liabilities, net (0.0%)	(775,227)
Total net assets 100.0%	$2,427,113,532

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-22.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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